Exhibit 10.29

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

© AMERICAN EXPRESS	PROPRIETARY & CONFIDENTIAL

COMPOSECURE, L.L.C.

AMENDMENT NUMBER 7 TO

MASTER SERVICES AGREEMENT CW139362

This Amendment Number 7 CW2498678 (“Amendment”) is made and entered as of the last signature date (the “Effective Date”) between AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC. (“Amexco” or “AXP”) and COMPOSECURE, L.L.C., a Delaware limited liability company (“Service Provider”) with reference to the following:

A.	Amexco and Service Provider entered into a Master Services Agreement, CW139362 (“Agreement”) for lamination and fabrication of the Centurion card executed by the parties on or about August 1, 2004; and

B.	Amexco and Service Provider entered into a Statement of Work (“SOW”) - Schedule for Metal Card Manufacturing, Exhibit A, as included in the Amendment Number 3 CW2467324 of the Agreement executed on or about January 01, 2019; and

C.	Amexco and Service Provider entered into Amendment Number 4 (CW2481491) to the Agreement on or about July 01, 2019; and

D.	Amexco and Service Provider entered into Amendment Number 5 to the Agreement on or about March 19, 2020; and

E.	Amexco and Service Provider entered into Amendment Number 6 to the Agreement on or about September 24, 2020; and

F.	Amexco and Service Provider wish to amend certain of their understandings as set forth in SOW, specifically to add American Express [***].

NOW, THEREFORE, in consideration of the mutual promises and agreements set forth below, the parties agree as follows:

1.	Amended Term to the SOW

A.	The following new Section XIII American Express [***] is added to the SOW

American Express [***]

Business Points

Pricing:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]

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© AMERICAN EXPRESS	PROPRIETARY & CONFIDENTIAL

Amexco will receive an exclusive for the following:

a.	Service Provider will not make any [***] or other [***] of [***] or [***] for any other customers.
b.	Service Provider will not make [***] for any other customers.
c.	This exclusivity will last the length of the current contract and any future renewals. Service Provider retains the right to cancel the exclusivity on any future contract renewals to the extent that Service Provider total sales to Amexco fall below [***] annually.

2.	GENERAL

A.                 If there is a conflict between the Agreement, the SOW, and this Amendment, the terms of this Amendment will govern if this Amendment expressly references the provisions of the Agreement or SOW with which they are inconsistent.

B.                  Except as otherwise modified herein, the capitalized terms used in this Amendment shall have the meaning specified in the Agreement and SOW.

C.                  Except as amended herein, the remaining terms and conditions of the Agreement, the SOW, and their previous amendments, shall remain in full force and effect.

IN WITNESS WHEREOF, Service Provider and Amexco have caused this Amendment to be executed on their behalf by their duly authorized officers, all as of the last date of signatures below.

AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.		COMPOSECURE, L.L.C.

By:	/s/ Melanie Chung	By:	/s/ Jonathan C. Wilk

Name:	Melanie Chung	Name:	Jonathan C. Wilk
	(Type or print)		(Type or print)

Title:	Director	Title:	CEO

Date:	July 15, 2021	Date:	July 14, 2021

	Rolean Bagga		Smiley Sadedeva

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